THIS  WARRANT  WAS  ORIGINALLY  ISSUED ON JANUARY  10,
            2002, AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THIS WARRANT AND THE SECURITIES UNDERLYING THE WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION AND QUALIFICATION REQUIREMENTS OF STATE AND FEDERAL SECURITIES LAWS, IN COMPLIANCE WITH RULE 144 PROMULGATED UNDER THE ACT, OR PURSUANT TO AN OPINION OF COUNSEL, SATISFACTORY TO THE CORPORATION, THAT SUCH REGISTRATION OR COMPLIANCE IS NOT REQUIRED AS TO SUCH SALE, OFFER, PLEDGE, OR OTHER TRANSFER.

                                   FORM OF

                            STOCK PURCHASE WARRANT

Date of Issuance:  January 10, 2002                         Certificate No. W-

            For value  received,  GARDENBURGER,  INC.,  an Oregon  corporation
(the "COMPANY"), hereby grants to                                       , a
      -------                     --------------------------------------
--------------------------   (the  "INITIAL  PURCHASER"),  or  its  transferees
and assigns,  the right to purchase from the Company a total of
                                                                ------------
Warrant Shares (as defined herein) at a price equal to $0.28 per share (such price per share, the "INITIAL EXERCISE PRICE"). This Warrant is one of the warrants (including any warrants issued in exchange or substitution therefor, collectively, the "WARRANTS") issued pursuant to the terms of the
           Agreement,  dated  as of January 10, 2002 (as  amended,  restated  or
----------
modified   from  time  to  time,  the "          Agreement"),  by  and among the
                                       ----------
Company and the               . The exercise  price and number of Warrant Shares
               ---------------
(and the amount and kind of other securities) for which this Warrant is exercisable shall be subject to adjustment as provided herein. Certain capitalized terms used herein are defined in SECTION 5 hereof.

            This Warrant is subject to the following provisions:

            SECTION 1. EXERCISE OF WARRANT.

            1A. EXERCISE PERIOD. The purchase rights represented by this Warrant may be exercised, in whole or in part, at any time and from time to time after the date hereof to and including 5:00 p.m., New York time, on January 10, 2012 or, if such day is not a business day, on the next preceding business day (the "EXERCISE PERIOD").

            1B. EXERCISE PROCEDURE.

                 (i) This Warrant shall be deemed to have been exercised when all of the following items have been delivered to the Company (the "EXERCISE TIME"):

                      (a)  a  completed  Exercise  Agreement,  as  described  in
      SECTION 1C below, executed by the Person exercising all or part of the purchase rights represented by this Warrant (the "PURCHASER");

                      (b) this Warrant; and

                      (c) either (i) a check payable to the Company in an amount equal to the product of the Exercise Price (as defined in SECTION 2) multiplied by the number of Warrant Shares being purchased upon such exercise (the "AGGREGATE EXERCISE PRICE"), (ii) the surrender to the Company of securities of the Company or its subsidiaries having a value equal to the Aggregate Exercise Price of the Warrant Shares being purchased upon such exercise (which value in the case of debt securities shall be deemed to be equal to the aggregate outstanding principal amount thereof plus all accrued and unpaid interest thereon, and in the case of shares of Common Stock shall be the Fair Market Value thereof), or (iii) the delivery of a notice to the Company that the Purchaser is exercising the Warrant by authorizing the Company to reduce the number of Warrant Shares subject to the Warrant by the number of shares having an aggregate Fair Market Value equal to the Aggregate Exercise Price.

                 (ii) Certificates for Warrant Shares purchased upon exercise of this Warrant shall be delivered by the Company to the Purchaser within five days after the date of the Exercise Time together with any cash payable in lieu of a fraction of a share pursuant to SECTION 13 hereof. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company shall prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised and shall, within such five-day period, deliver such new Warrant to the Person designated for delivery in the Exercise Agreement.

                 (iii) The Warrant Shares issuable upon the exercise of this Warrant shall be deemed to have been issued to the Purchaser at the Exercise Time, and the Purchaser shall be deemed for all purposes to have become the Registered Holder of such Warrant Shares at the Exercise Time.

                 (iv) The issuance of certificates for Warrant Shares upon exercise of this Warrant shall be made without charge to the Registered Holder or the Purchaser for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of Warrant Shares.

                 (v) The Company shall not close its books against the transfer of this Warrant or of any Warrant Shares issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.

                 (vi) The Company shall assist and cooperate with the Registered Holder or any Purchaser required to make any governmental filings or obtain any governmental approvals prior to or in connection with any exercise of this Warrant.

                 (vii) Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a public offering or a Sales Event, such exercise may at the election of the Registered Holder be conditioned upon the consummation of such transaction, in which case such exercise shall not be deemed to be effective until immediately prior to the consummation of such transaction.

                 (viii) The Company shall at all times reserve and keep available out of its authorized but unissued Common Stock solely for the purpose of issuance upon the exercise of the Warrants, the maximum number of Warrant Shares issuable upon exercise of all outstanding Warrants. All Warrant Shares which are so issuable shall, when issued and upon the payment of the applicable Exercise Price, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, adverse claims and charges. The Company shall take all such actions as may be necessary to ensure that all such Warrant Shares may be so issued without violation by the Company of any applicable law or governmental regulation or any requirements of any domestic or foreign securities exchange upon which shares of Common Stock, or other securities constituting Warrant Shares, may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance). The Company shall use its best efforts to cause the Warrant Shares, immediately upon such exercise, to be listed on any domestic or foreign securities exchange upon which shares of Common Stock, or other securities constituting Warrant Shares, are listed at the time of such exercise. The Company shall not take any action which would cause the number of authorized but unissued shares of Common Stock to be less than the number of shares required to be reserved hereunder for issuance upon exercise of the Warrants.

                 (ix) If the Warrant Shares issuable by reason of exercise of this Warrant are convertible into or exchangeable for any other stock or securities of the Company, the Company shall, at the Purchaser's option and upon surrender of this Warrant by such Purchaser as provided above together with any notice, statement or payment required to effect such conversion or exchange of Warrant Shares, deliver to such Purchaser (or as otherwise specified by such Purchaser) a certificate or certificates representing the stock or securities into which the Warrant Shares issuable by reason of such conversion are convertible or exchangeable, registered in such name or names and in such denomination or denominations as such Purchaser has specified.

                 (x) The Company shall not, and shall not permit its subsidiaries to, directly or indirectly, by any action (including, without limitation, reincorporating in a jurisdiction other than Oregon or Delaware, amending its Articles of Incorporation or through any Organic Change (as defined in SECTION 2D), the issuance or sale of securities or any other voluntary action) avoid or seek to avoid the observance or performance of any of the terms of this Warrant (except for any action which ratably affects all Warrant Shares and shares of Common Stock), but shall at all times in good faith assist in the carrying out of all such terms of this Warrant. Without limiting the generality of the foregoing, the Company shall (a) obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant and (b) not undertake any reverse stock split, combination, reorganization or other reclassification of its capital stock which would have the effect of making this Warrant exercisable for less than one share of Common Stock. Notwithstanding the foregoing, the Registered Holders may waive any of their rights under this Warrant, including without limitation, the antidilution rights set forth in SECTION 2 below.

            1C. EXERCISE AGREEMENT. Upon any exercise of this Warrant, the Purchaser shall deliver to the Company an Exercise Agreement in substantially the form set forth in Exhibit I hereto, except that if the Warrant Shares are not to be issued in the name of the Registered Holder, the Exercise Agreement shall also state the name of the Person to whom the certificates for the Warrant Shares are to be issued, and if the number of Warrant Shares to be issued does not include all of the Warrant Shares purchasable hereunder, it shall also state the name of the Person to whom a new Warrant for the unexercised portion of the rights hereunder is to be issued.

            1D. AUTOMATIC EXERCISE.


                      (i) This Warrant shall be deemed to have been exercised in full automatically in a cashless exercise as described in SECTION 1B(i)(c)(iii) above upon the closing of a transaction constituting a Sales Event.

                      (ii) If a Sales Event occurs in which the proceeds to the holder of this Warrant exceed the aggregate Exercise Price for the Warrant Shares, the exercise of this Warrant will be deemed to occur, and the Exercise Time will be deemed to be, immediately prior to the closing of such Sales Event; provided, that this Warrant shall be cancelled in the event that the proceeds to the holder of this Warrant would be less than or equal to the aggregate Exercise Price for the Warrant Shares. The provisions of SECTION 1B(ii) through (x) will apply to such exercise.

            SECTION 2. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES. In order to prevent dilution of the rights granted under this Warrant, the Initial Exercise Price shall be subject to adjustment from time to time as provided in this SECTION 2 (as so adjusted, the "EXERCISE PRICE"), and the number of Warrant Shares obtainable upon exercise of this Warrant shall be subject to adjustment from time to time, each as provided in this SECTION 2.

            2A. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES UPON ISSUANCE OF COMMON STOCK.


                      (i) If and whenever, on or after the Date of Issuance, the Company issues or sells, or in accordance with SECTION 2B is deemed to have issued or sold (other than pursuant to a Permitted Issuance) any shares of Common Stock for a consideration per share less than the per share Exercise Price immediately prior to such issuance or sale, then immediately upon such issuance or sale, the Exercise Price shall be reduced to a price (calculated to the nearest cent) determined by multiplying the Exercise Price in effect immediately prior to such issuance or sale by a fraction, (a) the numerator of which shall be the number of shares of Common Stock Deemed Outstanding immediately prior to such issuance or sale plus the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of additional shares of Common Stock actually so issued would purchase at the Exercise Price in effect immediately prior to such issuance or sale, and (b) the denominator of which will be the number of shares of Common Stock Deemed Outstanding immediately prior to such issuance or sale plus the number of additional shares of Common Stock actually so issued.

                      (ii) Upon each such adjustment of the Exercise Price hereunder, the number of Warrant Shares acquirable upon exercise of this Warrant shall be adjusted to equal the number of shares determined by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares acquirable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

            2B. EFFECT ON EXERCISE PRICE OF CERTAIN EVENTS. For purposes of determining the adjusted Exercise Price under SECTION 2A, the following shall be applicable:

                      (i) ISSUANCE OF RIGHTS OR OPTIONS. If after the Date of Issuance the Company in any manner grants any rights or options (other than pursuant to a Permitted Issuance) to subscribe for or to purchase Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (including without limitation convertible common stock) (such rights or options being herein called "OPTIONS" and such convertible or exchangeable stock or securities being herein called "CONVERTIBLE SECURITIES") and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities is less than the Exercise Price then in effect, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For purposes of this paragraph, the "price per share for which Common Stock is issuable upon exercise of such Options or upon conversion or exchange of such Convertible Securities" is determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Company upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. No further adjustment of the Exercise Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.

                      (ii) ISSUANCE OF CONVERTIBLE SECURITIES. If after the Date of Issuance the Company in any manner issues or sells any Convertible Securities (other than pursuant to a Permitted Issuance) and the price per share for which Common Stock is issuable upon such conversion or exchange thereof is less than the Exercise Price then in effect, then the maximum number of shares of Common Stock issuable upon conversion or exchange of such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For the purposes of this paragraph, the "price per share for which Common Stock is issuable upon such conversion or exchange thereof" is determined by dividing (A) the total amount received or receivable by the Company as consideration for the issuance or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. No further adjustment of the Exercise Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, and if any such issuance or sale of such Convertible Securities is made upon exercise of any Options for which adjustments of the Exercise Price have been or are to be made pursuant to other provisions of this SECTION 2B, no further adjustment of the Exercise Price shall be made by reason of such issuance or sale.

                      (iii) CHANGE IN OPTION PRICE OR CONVERSION RATE. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock shall change at any time, the Exercise Price in effect at the time of such change shall be adjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold and the number of Warrant Shares shall be correspondingly readjusted.

                      (iv) TREATMENT OF EXPIRED OPTIONS AND UNEXERCISED CONVERTIBLE SECURITIES. Upon the expiration of any Option or the termination of any right to convert or exchange any Convertible Securities, in either case without the exercise of such Option or right, the Exercise Price then in effect and the number of Warrant Shares acquirable hereunder shall be adjusted to the Exercise Price and the number of shares which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued; provided, that in no event shall the Exercise Price be adjusted to an amount greater than the Initial Exercise Price.

                      (v) CALCULATION OF CONSIDERATION RECEIVED. If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the net amount received by the Company therefor. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be the fair value of such consideration, except where such consideration consists of marketable securities, in which case the amount of consideration received by the Company shall be the market price thereof as of the date of receipt. In case any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger, amalgamation or other business combination or re-organization in which the Company is the surviving entity, the amount of consideration therefor shall be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or marketable securities shall be determined jointly by the Company and the Required Holders through good faith negotiations. If such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an appraiser jointly selected by the Company and the Required Holders, whose determination shall be final and binding on the Company, and the fees and expenses of such appraiser shall be paid one-half by the Company and one-half by the Required Holders on a pro rata basis.

                      (vi) INTEGRATED TRANSACTIONS. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Option shall be deemed to have been issued for no consideration.

                      (vii) TREASURY SHARES. The number of shares of Common Stock outstanding at any given time does not include shares owned or held by or for the account of the Company or any subsidiary of the Company and the disposition of any shares so owned or held shall be considered an issue or sale of Common Stock.

                      (viii) RECORD DATE. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (B) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

            2C. SUBDIVISION OR COMBINATION OF COMMON STOCK. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) the Common Stock into a greater number of shares or pays a dividend or makes a distribution to holders of the Common Stock in the form of shares of Common Stock, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Warrant Shares obtainable upon exercise of this Warrant shall be proportionately increased. Subject to clause (b) of SECTION 1B(x), if the Company at any time combines (by reverse stock split or otherwise) the Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares obtainable upon exercise of this Warrant shall be proportionately decreased.

            2D.   ORGANIC   CHANGE.  Any    recapitalization,    reorganization,
reclassification or other transaction which does not constitute a Sales Event and is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an "ORGANIC CHANGE". Prior to the consummation of any Organic Change, the Company shall make appropriate provision to ensure that each Registered Holder of Warrants shall thereafter have the right to acquire and receive upon exercise thereof, in lieu of or addition to (as the case may be) the Warrant Shares immediately theretofore acquirable and receivable upon exercise of such Registered Holder's Warrants, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of Warrant Shares immediately theretofore acquirable and receivable upon exercise of such Registered Holder's Warrants had such Organic

Change not taken place. In any such case, the Company shall make appropriate provision (in form and substance satisfactory to the Required Holders) with respect to such Registered Holder's rights and interests to insure that the provisions hereof (including SECTIONS 2, 3 and 4 hereof) shall thereafter be applicable to the Warrants (including, in the case of any such Organic Change in which the successor entity or purchasing entity is other than the Company, an immediate adjustment of the Exercise Price to the value for the Common Stock reflected by the terms of such Organic Change and a corresponding immediate adjustment in the number of Warrant Shares acquirable and receivable upon exercise of the Warrants, if the value so reflected is less than the Exercise Price in effect immediately prior to such Organic Change). The Company shall not effect any such Organic Change unless, prior to the consummation thereof, the successor entity (if other than the Company) resulting from such Organic Change (including a purchaser of all or substantially all the Company's assets) assumes by written instrument (in form and substance satisfactory to the Required Holders) the obligation to deliver to each Registered Holder of the Warrants such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Registered Holder may be entitled to acquire.

            2E. CERTAIN EVENTS. If any event occurs of the type contemplated by the provisions of this SECTION 2 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features but excluding any Permitted Issuance), then the Company's Board of Directors and the Required Holders shall negotiate in good faith and agree on an appropriate adjustment in the Exercise Price and the number of Warrant Shares obtainable upon exercise of this Warrant so as to protect the rights of the Registered Holder of this Warrant.

            2F. NOTICES.


                      (i) Promptly upon any adjustment of the Exercise Price, the Company shall give written notice thereof to the Registered Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

                      (ii) The Company shall give written notice to the Registered Holder at least 30 days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock, or (C) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

                      (iii) The Company shall also give written notice to the Registered Holder at least 30 days prior to the date on which any Organic Change, dissolution or liquidation shall take place.

            SECTION 3. DIVIDENDS; SHAREHOLDERS RIGHTS. If the Company pays a dividend or distribution upon the Common Stock, other than dividends or distributions described in SECTION 2C, then the Company shall pay to the holder of this Warrant, at the time of payment thereof, such dividend or distribution which would have been paid to such holder had this Warrant been fully exercised immediately prior to the date on which a record is taken for such dividend or distribution or, if no record is taken, the date as of which the record holders of Common Stock entitled to said dividends or distributions are to be determined. Except as set forth herein, this Warrant does not entitle the holder of this Warrant to any of the rights of a stockholder of the Company until such holder has exercised or is deemed to have exercised this Warrant in accordance with the terms hereof.

            SECTION 4. PURCHASE RIGHTS. If at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of the Common Stock (the "PURCHASE RIGHTS"), then the Company shall grant, issue or sell (as the case may be) to the Registered Holder the aggregate Purchase Rights which such Registered Holder would have acquired if such Registered Holder had held the maximum number of Warrant Shares acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

            SECTION 5. DEFINITIONS. The following terms have the meanings set forth below:

            "COMMON STOCK" means, collectively, the Company's Common Stock, no par value, and any capital stock of any class of the Company hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect of rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Company.

            "COMMON STOCK DEEMED OUTSTANDING" means, at any given time, the number of shares of all classes of the Common Stock outstanding at such time, calculated on a fully diluted basis to give effect to the conversion of all outstanding Preferred Stock into Common Stock and any other securities convertible or exchangeable into Common Stock, and the exercise of all outstanding rights, options and warrants to subscribe for or purchase Common Stock, regardless, in each case, of whether such securities are actually convertible, exchangeable or exercisable at such time, but excluding any Warrant Shares.

            "DATE OF ISSUANCE" means January 10, 2002.

            "FAIR MARKET VALUE" means (i) the average of the closing sales prices of the Common Stock on all domestic securities exchanges on which the Common Stock is listed, or (ii) if there have been no sales, the average of the high bid and low ask prices on all such exchanges at the end of such day, or
(iii) if on any day the Common Stock is not so listed on an exchange, the sales price for the Common Stock as of 4:00 P.M., Eastern time as reported on the Nasdaq National Market, or (iv) if the Common Stock is not listed on an exchange or reported on the Nasdaq National Market, the average of the representative bid and ask quotations for the Common Stock as of 4:00 P.M., Eastern time, as reported on the Nasdaq interdealer quotation system or any similar successor organization, in each such case averaged over a period of ten consecutive trading days, including the day as of which "FAIR MARKET VALUE" is being determined. Notwithstanding the foregoing, if at any time of determination either (x) the Common Stock is not registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, and either listed on a national securities exchange or authorized for quotation in the Nasdaq system, or (y) less than 25% of the outstanding Common Stock is held by the public free of transfer restrictions under the Securities Act of 1933, as amended, then Fair Market Value shall mean the price that would be paid per share for the entire common equity interest in the Company in an orderly sale transaction between a willing buyer and a willing seller, using valuation techniques then prevailing in the securities industry and assuming full disclosure of all relevant information and a reasonable period of time for effectuating such sale, as determined pursuant to good faith negotiations between the Board and the Warrant holders. In the event the parties cannot agree on Fair Market Value, the Required Holders shall have the right to require that an independent investment banking firm mutually acceptable to the Company and the Required Holders determine Fair Market Value, which firm shall submit to the Company and the Warrant holders a written report setting forth such determination. The expenses of such firm will be borne one-half by the Company and one-half by such holders on a pro rata basis, and the determination of such firm will be final and binding upon all parties.

            "INDEPENDENT THIRD PARTY" means any Person who, immediately prior to the contemplated transaction, does not own in excess of 5% of the Company's Common Stock on a fully-diluted basis (a "5% OWNER"), who is not controlling, controlled by or under common control with any such 5% Owner and who is not the spouse or descendent (by birth or adoption) of any such 5% Owner or a trust for the benefit of such 5% Owner and/or such other Persons.

            "PERMITTED ISSUANCE" means any issuance by the Company of shares of Common Stock or other securities (i) upon the exercise or conversion of Options or other securities granted pursuant to employee benefit plans or option agreements existing on the Date of Issuance; provided, that the aggregate number of Options and other securities so granted shall not exceed 4,651,000, (ii) upon conversion of outstanding shares of the Preferred Stock, in each case to the extent issued and outstanding on the Date of Issuance, (iii) which are restricted securities subject to a substantial risk of forfeiture issued pursuant to benefit plans adopted by the Board; provided, that the aggregate number of restricted securities plus shares subject to Options shall not exceed 4,651,000, (iv) pursuant to employee benefit plans qualified under Section 401(k) or 423 of the Internal Revenue Code; provided, that the aggregate number of such securities shall not exceed 250,000, (v) upon conversion of the Amended and Restated Convertible Senior Subordinated Note issued to Dresdner Kleinwort Benson Private Equity Partners LP, dated January 10, 2002 (the "DRESDNER NOTES") pursuant to their terms as in effect on the Date of Issuance or to satisfy semi-annual interest obligations to holders of the Dresdner Notes outstanding on the Date of Issuance, (vi) upon exercise of warrants to purchase an aggregate of up to 1,115,962 shares of Common Stock issued or to be issued to holders of the Dresdner Notes, the Preferred Stock or their permitted transferees or assigns, or (vii) pursuant to the Company's Rights Agreement as in effect on the Date of Issuance, including the Rights as defined therein and contemplated thereby.

            "PERSON"  means  any  individual,   partnership,  limited  liability
company, fund, joint venture, corporation, trust, unincorporated organization or government or department or agency thereof.

            "PREFERRED STOCK" means, collectively, (i) the Company's Series A Convertible Preferred Stock, no par value and (ii) the Company's Series B
Convertible Preferred Stock, no par value and (iii) in each case, any capital stock (other than Common Stock) issued in exchange, substitution, or replacement therefor, including without limitation the Company's Series C

Convertible   Preferred  Stock,  no  par  value,  and  the  Company's  Series  D
Convertible Preferred Stock, no par value.

            "REGISTERED HOLDER" means the holder of this Warrant as reflected in the records of the Company maintained pursuant to SECTION 12.

            "REQUIRED HOLDERS" means the holders of a majority of the purchase rights represented by all Warrants as originally issued which remain outstanding and unexercised at the time of determination.

            "SALES EVENT" means the sale of the Company to an Independent Third Party or group of Independent Third Parties pursuant to which such party or parties acquire (i) capital stock of the Company possessing the voting power under normal circumstances to elect a majority of the Company's board of directors (whether by merger, consolidation or sale or transfer of the Company's capital stock) or (ii) all or substantially all of the Company's assets determined on a consolidated basis.

            "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

            "WARRANT SHARES" means shares of Common Stock issuable upon exercise of the Warrant; provided, that if the securities issuable upon exercise of the Warrants are issued by an entity other than the Company or there is a change in the class of securities so issuable, then the term "WARRANT SHARES" shall mean shares of the security issuable upon exercise of the Warrants if such security is issuable in shares, or shall mean the equivalent units in which such security is issuable if such security is not issuable in shares.

            SECTION 6. RESTRICTION ON TRANSFERABILITY. This Warrant shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Warrant, which conditions are intended to ensure compliance with the provisions of the Securities Act. Each holder of this Warrant will cause any proposed purchaser, assignee, transferee, or pledgee of this Warrant to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Warrant.

            SECTION 7. RESTRICTIONS ON TRANSFER.

                      (i) CONSENT TO RESTRICTION. Each holder consents to the Company making a notation on its records and giving instructions to any transfer agent of its Warrants in order to implement the restrictions on transfer established in this Agreement.

                      (ii) CONDITIONS OF TRANSFER. The holder of this Warrant, by acceptance thereof, agrees not to make any disposition of all or any portion of this Warrant unless and until such holder shall have notified the Company in writing of the proposed disposition and furnished the Company with (i) a detailed statement of the circumstances surrounding the proposed disposition, (ii) a properly executed Assignment (in substantially the form of EXHIBIT II hereto), (iii) this Warrant, and (iv) if reasonably requested by the Company, an opinion of counsel, reasonably satisfactory to the Company, that such disposition shall not require registration under the Securities Act or qualification or registration under state securities laws. Notwithstanding the foregoing, no such opinion of counsel shall be necessary for a transfer by a holder of this Warrant to an Affiliate (as defined in the Securities
      Act) of such holder.

            SECTION 8. WARRANT EXCHANGEABLE FOR DIFFERENT DENOMINATIONS. This Warrant is exchangeable, upon the surrender hereof by the Registered Holder at the principal executive offices of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants shall represent such portion of such rights as is designated by the Registered Holder at the time of such surrender. At the request of the Registered Holder (pursuant to a transfer of Warrants or otherwise), this Warrant may be exchanged for one or more Warrants to purchase Common Stock. The date of issuance shall be deemed to be the Date of Issuance regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant shall be issued.

            SECTION 9. REPLACEMENT. Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the Registered Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company (provided that if the Registered Holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Company shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

            SECTION 10. NOTICES. Except as otherwise expressly provided herein, all notices and deliveries referred to in this Warrant shall be in writing, shall be delivered personally, sent by registered or certified mail, return receipt requested and postage prepaid or sent via nationally recognized overnight courier or via facsimile, and shall be deemed to have been given when so delivered (or when received, if delivered by any other method) if sent (i) to the Company, at its principal executive offices and (ii) to a Registered Holder, at such Registered Holder's address as it appears in the records of the Company (unless otherwise indicated by any such Registered Holder).

            SECTION 11. AMENDMENT AND WAIVER. Except as otherwise provided herein, the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the prior written consent of the Required Holders.

            SECTION 12. WARRANT REGISTER. The Company shall maintain at its principal executive offices books for the registration and the registration of transfer of Warrants. The Company may deem and treat the Registered Holder as the absolute owner hereof (notwithstanding any notation of ownership or other writing thereon made by anyone) for all purposes and shall not be affected by any notice to the contrary.

            SECTION 13. FRACTIONS OF SHARES. The Company may, but shall not be required to, issue a fraction of a Warrant Share upon the exercise of this Warrant in whole or in part. As to any fraction of a share which the Company elects not to issue, the Company shall make a cash payment in respect of such fraction in an amount equal to the same fraction of the Fair Market Value of a Warrant Share on the date of such exercise.

            SECTION 14. DESCRIPTIVE HEADINGS; GOVERNING LAW. The descriptive headings of the several Sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF OREGON, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF OREGON OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THOSE OF THE STATE OF OREGON.

                                  * * * * *

            IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer and to be dated as of the date hereof.

                                          GARDENBURGER, INC.


                                          By:
                                               ------------------------------
                                          Name: Scott C. Wallace
                                          Title: President



Attest:

-------------------------------

                                                                      EXHIBIT I

                               EXERCISE AGREEMENT

To:                                       Dated:

            The  undersigned,  pursuant  to  the   provisions  set  forth in the
attached  Warrant (Certificate No. W-    ),  hereby  agrees to subscribe for the
                                     ----
purchase  of         Warrant   Shares (in the  form of Common  Stock  covered by
            --------
such Warrant) and makes payment herewith in full therefor at the price per share provided by such Warrant.

                                          Signature
                                                    ------------------------

                                          Address
                                                   -------------------------


                               Exhibit I, Page 1

                                                                    EXHIBIT II

                                   ASSIGNMENT

            FOR VALUE  RECEIVED,                                  hereby  sells,
                                 --------------------------------
assigns  and transfers all  of the rights of the undersigned  under the attached
Warrant  (Certificate  No.  W-    ) with  respect  to the number of the  Warrant
                              ----
Shares covered thereby set forth below, unto:

     NAMES OF ASSIGNEE               ADDRESS                 NO. OF SHARES
     -----------------               -------                 -------------



Dated:                                    Signature
                                                    -------------------------

                                          Witness
                                                    -------------------------





                               Exhibit II, Page 2